UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2017

Evolution Petroleum Corporation
(Exact name of registrant as specified in its charter)

001-32942
(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1155 Dairy Ashford Road, Suite 425, Houston, Texas 77079
(Address of Principal Executive Offices)

(713) 935-0122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 7, 2017, Evolution Petroleum Corporation (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting") in Houston, Texas at the Company’s principal executive offices. The stockholders of the Company considered and voted upon the three proposals listed below, each of which is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on October 27, 2017. Holders of 32,024,600 shares of common stock of the Company, representing approximately 97% of the Company's 33,066,717 issued and outstanding shares of common stock as of the October 18, 2017 record date, were present in person or by proxy at the Annual Meeting, which constituted a quorum for such meeting. The final voting results with respect to each of the proposals is set forth below.
Proposal 1. Election of Directors. The Company's stockholders elected six directors to serve a one-year term expiring at the 2018 Annual Meeting of Stockholders. The results of the voting for each nominee were as follows:

Name of the Nominee	For	% of Voted*	Withheld	Broker Non-Votes
Edward J. DiPaolo	24,771,858	96.0%	1,025,950	6,226,792
William E. Dozier	24,508,160	95.0%	1,289,648	6,226,792
Robert S. Herlin	25,203,060	97.7%	594,748	6,226,792
Kelly W. Loyd	25,248,297	97.9%	549,511	6,226,792
Marran H. Ogilvie	24,987,241	96.9%	810,567	6,226,792
Gene G. Stoever	24,772,158	96.0%	1,025,650	6,226,792
 No other person received any votes.
Proposal 2. The appointment of Hein & Associates LLP, as the Company's independent auditors for fiscal year ending June 30, 2018 was ratified.  The voting results were as follows:

For	% of Voted*	Against	Abstain	Broker Non-Votes
31,822,439	99.4%	175,207	26,954	—
Proposal 3. The stockholders approved, on an advisory basis, the compensation for the Company's Named Executive Officers. The voting results were as follows:

For	% of Voted*	Against	Abstain	Broker Non-Votes
25,055,087	97.1%	539,522	203,199	6,226,792
* Any broker non-votes count toward the determination of a quorum for the Annual Meeting, but are excluded from the denominator in the calculation of the percentage of shares voting. Abstentions are counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and have the same effect as negative votes. Broker non-votes are not counted as votes cast, and therefore they have no effect on the outcome of the matters presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

December 8, 2017	By:	/s/ Randall D. Keys
Randall D. Keys
President and Chief Executive Officer

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